-------------------------------
                                                          OMB APPROVAL
                                                 -------------------------------
                                                 OMB Number: 3235-0060
                                                 -------------------------------
                                                 Expires: March 31, 2003
                                                 -------------------------------
                                                 Estimated average
                                                 burden hours perresponse:  1.25
                                                 -------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 22, 2003



                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


Delaware                          0-30900                       54-1983517
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)



11111 Sunset Hills Road, Reston, Virginia                          20190
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: 703-547-2000

          (Former name or former address, if changed from last report)

Item 5. Other Events.

     On July 22, 2003, XO Communications, Inc. announced that it filed a registration statement on Form S-1 for a rights offering of between 40,000,000 and 43,333,333 shares of its new common stock. The rights offering, which is part of XO's plan of reorganization, will be made exclusively to its pre-bankruptcy securityholders and creditors as of November 15, 2002 at a price of $5.00 per share.

     A copy of the press release of the Company announcing the filing of this Registration Statement on Form S-1 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     Exhibits. XO Communications, Inc.

     99.1      Press Release of XO Communications, Inc., dated July 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XO COMMUNICATIONS, INC.

                                    By:  /s/ Wayne M. Rehberger
                                         ---------------------------------
                                         Name:   Wayne M. Rehberger
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer

July 23, 2003

                                  Exhibit Index
                                  -------------

Exhibit No.             Description
-----------             -----------

99.1            Press Release of XO Communications, Inc., dated July 22, 2003.